UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

GenFlat Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1983 N Berra Blvd, Tooele, Utah	84074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2024, Drew D. Hall, the sole member of GenFlat Holdings, Inc.’s (the “Company” or GenFlat Holdings”) Board of Directors (i) accepted the resignation of Joseph J. Maggio as the Company’s and GenFlat, Inc.’s President and appointed Mr. Maggio as the Company’s and GenFlat, Inc.’s Chief Operating Officer; and (ii) accepted the resignation of Garrett R. Hall as the Company’s and GenFlat, Inc.’s Chief Operating Officer and appointed Mr. Hall as the Company’s and GenFlat, Inc.’s President.

Joseph J. Maggio, age 66, had been serving as GenFlat Holding’s President since December 20, 2023. Additionally, Mr. Maggio had been President of GenFlat, Inc. since 2022. From 2021 to present, Mr. Maggio has been serving as National Sales Manager with Lanter Delivery Systems, a national overnight, unattended delivery solution company where he is responsible for business development and logistics operations, including ocean freight, trucking, warehousing, drayage, container yard operations, documentation, contracting and administration services. From 2018 to 2021, Mr. Maggio served as Director of Sales with NFI, a leading provider of North American supply chain solutions, where he was responsible for growing NFI’s book of business in both contract logistics and supply chain services (warehousing, truck and rail services). Mr. Maggio received his Bachelor of Science degree (Business Administration) from California State University Long Beach in 1979.

Garrett R. Hall, age 45, had been serving as GenFlat Holding’s Chief Operations Officer since December 20, 2023. Additionally, Mr. Hall had been serving as GenFlat, Inc.’s (and/or its subsidiaries) Chief Operations Officer since December 2021 where he provided strategic and advisory expertise to GenFlat in the form of developing and implementing its go-to-market strategy, supporting its sales team, and establishing channel partnerships. From April 2019 to 2023, Mr. Hall served as Co-Founder/Chief Operations Officer at CSQ Index, a market research publication firm serving cannabis and hemp supply chain vendors where he managed operations, conducted customer satisfaction research on supply chain vendors, consulted on customer experience and retention matters, managed research, methodology, vendor relations, government relations, and grower outreach, managed consulting services to ensure vendors received proper feedback on how to improve their products and services, and lead the sales team and tracked all sales goals and opportunities. Mr. Hall received his B.A. In English from Brigham Young University in 2006 and his Juris Doctor Degree Case Western Reserve University School of Law in 2009.

On December 20, 2023, GenFlat, Inc. entered into a written employment agreement with Mr. Maggio as President providing for an annual salary of $150,000 per year, which is paid in regular installments in accordance with GenFlat, Inc.’s general payroll practices. Mr. Maggio’s employment agreement was amended to reflect his new position as Chief Operating Officer, all other provisions of his employment agreement remain the same. The Board may suspend the obligation to pay Mr. Maggio for periods of time in order to meet other cash flow demands. Mr. Maggio is also eligible to participate in GenFlat, Inc.’s standard employee benefit programs, when available, for which executives of GenFlat, Inc. are generally eligible, including, insurance and health benefits, GenFlat, Inc.’s 401(k) plan, equity compensation plan and bonuses under any bonus plan program that may be established by our Board of Directors. On June 26, 2023, pursuant to the terms of Mr. Maggio’s employment agreement, the Company suspended the compensation component of Mr. Maggio’s employment agreement in order to meet other cash flow demands. Mr. Maggio continued to serve as our President, until his resignation, and has agreed to continue to serve as our Chief Operating Officer.

On December 20, 2023, GenFlat, Inc. entered into a written employment agreement with Mr. Garrett Hall as Chief Operating Officer providing for an annual salary of $150,000 per year, which is paid in regular installments in accordance with GenFlat, Inc.’s general payroll practices. Mr. Hall’s employment agreement was amended to reflect his new position as President, all other provisions of his employment agreement remain the same. The Board may suspend the obligation to pay Mr. Hall for periods of time in order to meet other cash flow demands. Mr. Hall is also eligible to participate in GenFlat, Inc.’s standard employee benefit programs, when available, for which executives of GenFlat, Inc. are generally eligible, including, insurance and health benefits, GenFlat, Inc.’s 401(k) plan, equity compensation plan and bonuses under any bonus plan program that may be established by our Board of Directors.

During the past ten years, neither Joseph J. Maggio nor Garrett R. Hall have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Drew D. Hall is Garrett Hall’s father. There are no other family relationships among our current officers or directors.

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During the year ended June 30, 2024, the Company entered into three promissory note agreements with the Company’s CEO, Drew Hall, for a total principal of $205,000. The Company will pay 2.5% per annum, until the total principal is paid in full. The note has no maturity date and no default interest rate. During the year ended June 30, 2024, the Company repaid $100,000. During the period ended September 30, 2024, the Company received additional proceeds of $17,000 from Mr. Hall and repaid a total of $50,000 on the promissory note agreements. As of September 30, 2024 and June 30, 2024, the balance owed on the note was $105,000 and $72,000, respectively. Accrued interest on the notes was $714 and $260 as of September 30, 2024 and June 30, 2024, respectively.

On July 30, 2024, the Company entered into a promissory note agreement with an entity controlled by Mr. Hall, for a total principal of $99,996. The Company will pay 2.5% per annum, until the total principal is paid in full. The note has no maturity date and a default interest rate of 18%. As of September 30, 2024, the balance owed on the note was $99,996. Accrued interest on the note was $424 as of September 30, 2024.

To the best of our knowledge, there is no material proceeding to which any director or executive officer, affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of such director, nominated director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1†	Employment Agreement - Garrett R. Hall dated 12/20/2023	Incorporated by reference to Company’s Form 8-K filed on 12/27/2023
10.2†	Employment Agreement Amendment - Garrett R. Hall dated 11/27/2024	Filed herewith
10.3†	Employment Agreement - Joseph J. Maggio dated 12/20/2023	Incorporated by reference to Company’s Form 8-K filed on 12/27/2023
10.4†	Employment Agreement Amendment - Joseph J. Maggio dated 11/27/2024	Filed herewith

† Management contract or compensatory plan arrangement

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENFLAT HOLDINGS, INC.

Dated: November 27, 2024	By:	/s/ Drew D. Hall
	Name:	Drew D. Hall
	Title:	Chief Executive Officer and Chief Financial Officer

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